Exhibit 99.2 Harmony Biosciences Q2 2021 Financial and Business Update August 10, 2021Exhibit 99.2 Harmony Biosciences Q2 2021 Financial and Business Update August 10, 2021

Legal Disclaimer This presentation includes forward‐ looking statements within the meaning of the Private Securities Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward-looking statements. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain, especially in light of the Company’s limited operating history. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2021 and its other filings with the SEC could cause actual results to differ materially and adversely from those indicated by the forward-looking statements made in this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments. 2Legal Disclaimer This presentation includes forward‐ looking statements within the meaning of the Private Securities Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward-looking statements. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain, especially in light of the Company’s limited operating history. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2021 and its other filings with the SEC could cause actual results to differ materially and adversely from those indicated by the forward-looking statements made in this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments. 2

Harmony’s Strategy for Growth Expand Optimize Acquire ® WAKIX Clinical New Commercial Utility of Assets Launch WAKIX 3Harmony’s Strategy for Growth Expand Optimize Acquire ® WAKIX Clinical New Commercial Utility of Assets Launch WAKIX 3

Q2 2021 WAKIX Revenue Performance Continued Growth with Q2 Revenue of $73.8M $73.8 2Q21 2Q21 2Q20 1Q21 2Q21 vs. vs. $59.7 1Q21 2Q20 $56.3 $38.0 $59.7 $73.8 23.6% 94% $45.6 $38.0 Strong Revenue Growth in Q2 2021 § 23.6% growth Q2 2021 vs. Q1 2021 $19.8 § Over 90% growth Q2 2021 vs. Q2 2020 § Continued sequential quarter over $6.0 quarter growth from launch Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 WAKIX Net Revenue ($m) 4Q2 2021 WAKIX Revenue Performance Continued Growth with Q2 Revenue of $73.8M $73.8 2Q21 2Q21 2Q20 1Q21 2Q21 vs. vs. $59.7 1Q21 2Q20 $56.3 $38.0 $59.7 $73.8 23.6% 94% $45.6 $38.0 Strong Revenue Growth in Q2 2021 § 23.6% growth Q2 2021 vs. Q1 2021 $19.8 § Over 90% growth Q2 2021 vs. Q2 2020 § Continued sequential quarter over $6.0 quarter growth from launch Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 WAKIX Net Revenue ($m) 4

Driving Growth Through Our Launch For WAKIX Q2 2021 Performance

HARMONY BIOSCIENCES

Wakix pitolisant tablets

Increased Access to HCPs

Patient Outreach Programs & Support

~3,200 Average # of WAKIX Patients

Healthcare Professional Educational Initiatives

>37% Of 8,000 unique HCPs have prescribed WAKIX since launch

Managed Care Education & Outreach

~80% U.S. Covered Lives With Formulary Access

HARMONY BIOSCIENCES

5

Core Attributes of WAKIX Product Profile Align with Existing Unmet Needs in Narcolepsy

In descending order of importance as stated by combined HCP and patient audience

Top Unmet Needs in Narcolepsy (*cited by patients and HCPs*)	WAKIX (pitolisant)*	
Need for non-scheduled treatment options (low/no abuse potential)	First and only FDA approved non-scheduled treatment option for narcolepsy	✓
Need for more tolerable treatment regimens	Established Safety Profile No Boxed Warning, no REMS Program	✓
Need for more effective treatment options	Statistically significant reduction in EDS and cataplexy demonstrated in two Phase III trials	✓
Novel MOAs beyond currently available therapies needed	First-in-class molecule with a novel MOA; H_3R antagonist/inverse agonist; works through histamine	✓
Need for less frequently dosed products; need for once-daily options	Convenient, once daily dosing in the morning upon wakening	✓

* Based on FDA approved product labeling

Source: Harmony ATU, July 2018 (n=286); Versta Research, Know Narcolepsy Survey ("Know Narcolepsy"), October 2018

HARMONY BIOSCIENCES
6

Harmony Development Pipeline 7Harmony Development Pipeline 7

Control Centers for Sleep-Wake Centered in the Hypothalamus (HT)

HARMONY BIOSCIENCES

- Main mediators of wakefulness and sleep/wake state stability:
  - orexin/hypocretin (produced in the lateral HT)
  - histamine (produced in the TMN, also located in the HT)
- Main driver of NREM sleep:
  - GABA (produced in the VLPO in the HT)
- Main generator of REM sleep:
  - Melanin concentration hormone (MCH) (produced in a diffuse network of neurons in the lateral HT interspersed amongst the orexin neurons)


Hypothalamus


Cortex
Prefrontal Cortex
Orexin/ Hypocretin
MCH
BF (ACh/GABA)
VLPO (GABA)
TMN (Histamine)
VTA (DA)
LDT/PPT (ACh)
Raphe (5-HT)
LC (NE)
SLD (Glutamate)
Spinal motor neuron s
Wake-promoting
NREM Sleep-promoting
REM Sleep-promoting

HARMONY BIOSCIENCES
8

Orexin and MCH: Opposing Roles in the Hypothalamus Related to Sleep-Wake Function

HARMONY BIOSCIENCES

<u>Original model of narcolepsy:</u>

- imbalance between orexin and GABA, the NREM sleep generator
- GABA goes unchecked resulting in sleep intruding into wakefulness (EDS)


Orexin neuron
GABA/ VLPO

<u>In NT1 with orexin deficiency:</u>

- imbalance between orexin and MCH, the REM generator
- MCH goes unchecked causing REM intrusion into wakefulness (cataplexy, hallucinations, sleep paralysis)


Orexin neuron
MCH neuron

<u>HBS-102 therapeutic hypothesis:</u>

- MCH activity goes unchecked in the setting of orexin deficiency (NT1)
- HBS-102, an MCHR1 antagonist, will potentially:
  - restore balance between MCH and orexin signaling
  - decrease REM overdrive → decrease REM intrusions into wakefulness → decrease the symptoms of cataplexy, hallucinations and sleep paralysis


Orexin neuron
MCH neuron
HBS-102

HARMONY BIOSCIENCES

Ferreira, et al, 2017; Gonzalez et al, 2016; Slide adapted from T. Scammell

9

Pre-clinical POC for MCHR1 Antagonism SLREM: short latency transitions into REM sleep (a feature of NT1) 1. Naganuma et al, NeurobiolDis. 2018; 120, 12. 10 2. Oshio et al. J of NeuroScience. 2013:33;9743.Pre-clinical POC for MCHR1 Antagonism SLREM: short latency transitions into REM sleep (a feature of NT1) 1. Naganuma et al, NeurobiolDis. 2018; 120, 12. 10 2. Oshio et al. J of NeuroScience. 2013:33;9743.

HBS-102: Next Steps ¾ Demonstrate preclinical POC with HBS-102 in orexin knockout mouse model ¾ Prepare IND then submit to FDA ¾ Initiate Phase 2a proof of concept study once IND opens Become a leading rare neurological disease company with an innovative product portfolio Committed to advancing breakthrough science and addressing unmet medical needs 11HBS-102: Next Steps ¾ Demonstrate preclinical POC with HBS-102 in orexin knockout mouse model ¾ Prepare IND then submit to FDA ¾ Initiate Phase 2a proof of concept study once IND opens Become a leading rare neurological disease company with an innovative product portfolio Committed to advancing breakthrough science and addressing unmet medical needs 11

Strategic Financing Collaboration

Blackstone | HARMONY BIOSCIENCES

$330M of financing and growth capital from Blackstone enables Harmony to expand portfolio of assets in rare, neurological diseases

$200M	Debt to payoff existing debt facility
$100M	Cash available for drawdown within 12 months
$30M	Equity investment in common stock

Benefits to Harmony

- Strengthens balance sheet
- Access to additional capital to acquire complementary assets to build our product pipeline
- Lower interest cost - reduces annual interest expense by ~$10M
- Equity investment from premier, global investment firm with leading life sciences capabilities

HARMONY BIOSCIENCES

12

Q2 2021 Financial Summary (in millions, USD) Three Months Ended June 30, 2021 2020 Net Product Revenues $ 73.8 $ 38.0 Cost of Product Sold 12.7 6.4 Total Operating Expenses $ 37.8 $ 24.2 R&D Expense 6.5 4.2 S&M Expense 17.0 12.4 G&A Expense 14.3 7.6 Net Income available to common $ 14.1 $ (10.5) stockholders (Loss) Cash & cash equivalents $ 159.7 Totals may not foot due to rounding 13Q2 2021 Financial Summary (in millions, USD) Three Months Ended June 30, 2021 2020 Net Product Revenues $ 73.8 $ 38.0 Cost of Product Sold 12.7 6.4 Total Operating Expenses $ 37.8 $ 24.2 R&D Expense 6.5 4.2 S&M Expense 17.0 12.4 G&A Expense 14.3 7.6 Net Income available to common $ 14.1 $ (10.5) stockholders (Loss) Cash & cash equivalents $ 159.7 Totals may not foot due to rounding 13

GAAP vs Non-GAAP Reconciliation (in millions, USD) Three Months Ended June 30, 2021 2020 GAAP reported net income (loss) $ 14.1 $ (0) Interest expense / income 7.2 6.9 Taxes 2.0 Depreciation 0.1 0.1 Amortization 4.6 1.9 EBITDA 28.0 8.9 Stock-based compensation expense 3.8 0.6 Loss on debt extinguishment Warrant expense 0.4 Non-GAAP adjusted net income (loss) 31.9 9.9 Accumulation of yield on preferred stock (10.4) Non-GAAP adjusted net income (loss) available to $ 31.9 $ (0.5) common stockholders GAAP reported net loss per diluted share $ 0.24 $ (1.34) Non-GAAP adjusted net income (loss) per diluted share $ 0.54 $ (0.07) Weighted average number of shares of common stock used in 58,592,876 7,805,848 non-GAAP diluted per share Totals may not foot due to rounding 14GAAP vs Non-GAAP Reconciliation (in millions, USD) Three Months Ended June 30, 2021 2020 GAAP reported net income (loss) $ 14.1 $ (0) Interest expense / income 7.2 6.9 Taxes 2.0 Depreciation 0.1 0.1 Amortization 4.6 1.9 EBITDA 28.0 8.9 Stock-based compensation expense 3.8 0.6 Loss on debt extinguishment Warrant expense 0.4 Non-GAAP adjusted net income (loss) 31.9 9.9 Accumulation of yield on preferred stock (10.4) Non-GAAP adjusted net income (loss) available to $ 31.9 $ (0.5) common stockholders GAAP reported net loss per diluted share $ 0.24 $ (1.34) Non-GAAP adjusted net income (loss) per diluted share $ 0.54 $ (0.07) Weighted average number of shares of common stock used in 58,592,876 7,805,848 non-GAAP diluted per share Totals may not foot due to rounding 14

Thank You August 10, 2021Thank You August 10, 2021